Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AND INCREMENTAL COMMITMENT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INCREMENTAL COMMITMENT AGREEMENT (this “Amendment”) dated as of November 13, 2014, is among ROCKPILE ENERGY SERVICES, LLC, a Delaware limited liability company (the “Borrower”), the persons named as Guarantors on the signature pages of this Amendment, the banks and other financial institutions signatories hereto (the “Lenders”), and CITIBANK, N.A., a national banking association, as Administrative Agent and Collateral Agent for the Lenders (in such capacities, the “Administrative Agent”).

RECITALS

A.                                    The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of March 25, 2014 (as amended, modified or supplemented prior to the date of this Amendment, the “Credit Agreement”).

B.                                    The Borrower has requested the Lenders to approve amendments to the Credit Agreement as set forth herein, including increasing the Revolving Facility Commitments under the Credit Agreement and modifying the covenants in the Credit Agreement restricting the payment of dividends and distributions and the amount of capital expenditures.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower and the Lenders agree as follows:

1.                                      Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to Credit Agreement and Incremental Commitment Agreement dated as of November 13, 2014, among the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 1 Effective Date” shall mean the date that Amendment No. 1 became effective pursuant to Section 3 thereof.

“Available Cash” shall mean, with respect to any fiscal quarter, EBITDA for such fiscal quarter less the sum of the following for such fiscal quarter:  (i) Maintenance Capital Expenditures of the Borrower and its Relevant Subsidiaries,

(ii) cash distributions made under Section 6.06(e), and (iii) Scheduled Debt Payments.

“Distribution Compliance Certificate” with respect to any distribution under Section 6.06(f), means a certificate from a Responsible Officer (i) stating that no Default or Event of Default exists or would result from the payment of such distribution and (ii) setting forth calculations showing compliance with each of the tests required under Section 6.06(f), including the calculation of the Permitted Distribution Amount.

“Maintenance Capital Expenditures” shall mean cash capital expenditures by the Borrower or any of its Relevant Subsidiaries used to repair or maintain any existing fixed or capital asset if those expenditures are made to maintain the operating capacity, efficiency or asset base of that Person.

“Monthly Compliance Certificate” means a certificate from a Responsible Officer (i) stating that no Default or Event of Default exists or would result from the payment of the Monthly Tax Distribution and (ii) setting forth a calculation of the Monthly Tax Distribution.

“Monthly Tax Distribution” means distributions on or with respect to the Equity Interests of the Borrower in accordance with the LLC Agreement in an amount not to exceed Assumed Tax Liabilities (as such term is defined in the LLC Agreement as of the Amendment No. 1 Effective Date or as such defined term is modified or amended from time to time in a manner that is not adverse to the interests of the Lenders).

(b)                                 The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated to read as follows:

“Permitted Capital Expenditure Amount” with respect to any fiscal year means the sum of $85,000,000 plus the Capital Expenditure Carryover Amount for such year.

“Permitted Distribution Amount” shall mean for any fiscal quarter of the Borrower, such fiscal quarter’s Available Cash plus the lesser of (a) 50% of the sum of (i) the Available Cash for the fiscal quarter immediately preceding such fiscal quarter less (ii) the cash distributions made under Section 6.06(f) in the fiscal quarter immediately preceding such fiscal quarter and (b) $10,000,000.

“Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender to make Eurodollar Loans and ABR Loans pursuant to Section 2.01 representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04, or (c) increased pursuant to Section 2.20.  The initial amount of each Revolving

Facility Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, in the Assignment and Acceptance pursuant to which such Revolving Facility Lender shall have assumed its Revolving Facility Commitment, or in an Incremental Commitment Agreement, as applicable.  The aggregate amount of the Revolving Facility Commitments on the Amendment No. 1 Effective Date is U.S. $150,000,000.

(c)                                  The first sentence of Section 2.20(a) of the Credit Agreement is hereby amended and restated to read as follows:

At any time following the Amendment No. 1 Effective Date and prior to the Revolving Facility Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request an increase to the existing Revolving Facility Commitments (any such increase, the “Incremental Commitments”), in an aggregate principal amount, collectively, not to exceed U.S. $50,000,000, or a lesser amount in integral multiples of U.S. $5,000,000.

(d)                                 Section 3.11 of the Credit Agreement is hereby amended and restated to read as follows:

Section 3.11                             Use of Proceeds.  The Borrower will use the proceeds of the Revolving Facility Loans and Swingline Loans, and may request the issuance of Revolving Letters of Credit, (i) to repay on the Closing Date the loans, advances, fees and expenses under the Existing Credit Agreement, (ii) to pay fees and expenses incurred in connection with the Transactions, (iii) for working capital and general corporate purposes, (iv) for capital expenditures, and (v) to make a dividend or distribution in accordance with Section 6.06(g).

(e)                                  Paragraphs (e), (f) and (g) of Section 6.06 of the Credit Agreement are hereby amended and restated to read as follows:

(e)                                  the Borrower may declare and pay Monthly Tax Distributions if (i) no Default or Event of Default then exists or would result therefrom, (ii) the Borrower is taxable as a partnership or disregarded entity for U.S. federal income tax purposes, and (iii) on or prior to the date of such payment, the Borrower has delivered to the Administrative Agent a Monthly Compliance Certificate;

(f)                                   with respect to each fiscal quarter of the Borrower, commencing with the fiscal quarter ending October 31, 2014, but only within a 15-day period of time immediately following the delivery of the applicable financial statements and accompanying certificate due to be delivered with respect to such fiscal quarter under Section 5.04(a)-(c), the Borrower may make one additional distribution to the holders of its Equity Interests if (i) after giving effect to such distribution, (A) the Leverage Ratio, determined on a Pro Forma Basis, would not exceed 1.50:1.00, (B) the Leverage Ratio (calculated using EBITDA for the two quarters most recently ended for which financial statements are available multiplied by two), determined on a Pro Forma Basis, would not exceed 1.50:1.00, (C) the Leverage Ratio (calculated using EBITDA for the quarter most recently ended for which financial statements are available multiplied by four), determined on a Pro Forma Basis, would not exceed 1.50:1.00, (D) the aggregate Available Unused Commitments would exceed 20% of the aggregate Revolving Facility Commitments, and (E) the Fixed Charge Coverage Ratio, determined on a Pro Forma Basis, is no less than 1.25:1.00, (ii) the amount of such distribution does not exceed the Permitted Distribution Amount for such fiscal quarter, (iii) the sum of such distribution and all previous distributions made under this Section 6.06(f) since the Amendment No. 1 Effective Date will not exceed $50,000,000, and (iv) on or prior to the date of such distribution, the Borrower has delivered to the Administrative Agent a Distribution Compliance Certificate; and

(g)                                  No later than ten (10) Business Days following the Amendment No. 1 Effective Date, the Borrower may make one or more dividends or other distributions (including a purchase or redemption of its Equity Interests), in cash, to the holders of its Equity Interests of not more than $50,000,000.

(f)                                   Schedule 2.01 to the Credit Agreement is hereby amended and restated to read as set forth in Schedule 2.01 attached to this Amendment.

3.                                      Conditions to Effectiveness.  This Amendment will become effective on the date on which the following conditions have been satisfied or waived:

(a)                                 The representations and warranties of the Borrower in Section 4 of this Amendment shall be true and correct;

(b)                                 The Administrative Agent shall have received this Amendment, executed and delivered by the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders;

(c)                                  The Administrative Agent shall have received, for its own account and the account of the Lenders, the fees payable pursuant to a fee letter, dated November 12, 2014 between the Borrower and Citibank, N.A.;

(d)                                 The Administrative Agent shall have received with respect to each Lender whose Revolving Facility Commitment is increased pursuant to this Amendment a duly executed Note dated as of the Amendment No. 1 Effective Date payable to such Lender in a principal amount equal to its Commitment;

(e)                                  The Borrower shall have made, to the extent invoiced reasonably in advance of the Amendment No. 1 Effective Date, reimbursement or payment of all costs and expenses required to be reimbursed or paid pursuant to Section 12 of this Amendment.

4.                                      Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a)                                 This Amendment has been duly authorized by all necessary limited liability company action and constitutes the binding obligation of the Borrower, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other Laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law) and (iii) implied covenants of good faith and fair dealing.

(b)                                 Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of that date.

(c)                                  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment.

(d)                                 Since the date of the most recent audited financial statements of the Borrower and its Subsidiaries delivered to the Administrative Agent pursuant to Section 5.04(a) of the Credit Agreement, there has been no Material Adverse Effect.

5.                                      Reallocation of Revolving Facility Credit Exposure.  If, immediately after this Amendment becomes effective, the Revolving Facility Credit Exposure of any Lender is not equal to its Revolving Facility Percentage of the Revolving Facility Credit Exposure of all Lenders, then the Revolving Facility Credit Exposures of the Lenders will be adjusted in accordance with Section 2.20(b) of the Credit Agreement, mutatis mutandis.

6.                                      Continuing Effect of the Credit Agreement.  Except in each case as expressly provided in this Amendment, this Amendment does not constitute a waiver of any provision of the Credit Agreement and is not to be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents.  The Borrower hereby confirms and ratifies the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended by this Amendment.

7.                                      Reference to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein” or words of like import refer to the Credit Agreement, as amended by this Amendment.

8.                                      Designation as Loan Document.  This Amendment is a Loan Document.

9.                                      Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

10.                               References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.  References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

11.                               Headings Descriptive.  The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

12.                               Governing Law.  This Amendment is governed by and will be construed in accordance with the laws of the State of New York without regard to choice of law rules that would require the application of the laws of another jurisdiction.

13.                               Payment of Expenses.  The Borrower shall pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection with, and the transactions contemplated by, this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case in accordance with and subject to the terms and conditions set forth in Section 9.05 of the Credit Agreement.

14.                               Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

ROCKPILE ENERGY SERVICES, LLC,
as Borrower

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	EVP and CFO

Signature Page to Amendment No. 1

Each of the undersigned Guarantors (i) acknowledges, consents and agrees to this Amendment and each of the terms and provisions contained herein, and (ii) agrees that the Loan Documents to which it is a party remain in full force and effect and continue to be the legal, valid and binding obligation of such Person in accordance with and subject to the terms and conditions thereof.

ROCKPILE MANAGEMENT HOLDINGS, LLC
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

ROCKPILE MANAGEMENT, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

ROCKPILE PUMP RENTAL SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

ROCKPILE WIRELINE SERVICES, LLC, as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

Signature Page to Amendment No. 1

ROCKPILE LOGISTICS SERVICES, LLC, as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

ROCKPILE RIG SERVICES, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

ROCKPILE ENERGY REAL ESTATE, LLC,
as a Guarantor

By:	/s/ James C. Evans
	Name:	James C. Evans
	Title:	CFO

Signature Page to Amendment No. 1

CITIBANK, N.A., as Administrative Agent, Collateral Agent, and as a Lender

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Senior Vice President

Signature Page to Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Kevin Davidson
Name:	Kevin Davidson
Title:	Vice President

Signature Page to Amendment No. 1

AMEGY BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ James C. Day
Name:	James C. Day
Title:	Vice President

Signature Page to Amendment No. 1

BANK OF THE WEST
as a Lender

By:	/s/ Brian Rathke
Name:	Brian Rathke
Title:	Vice President

Signature Page to Amendment No. 1

BANK OF AMERICA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Satish S. Chander
Name:	Satish S. Chander
Title:	Vice President

Signature Page to Amendment No. 1